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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Dynatronics Corporation on Form 10-Q/A for the period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kelvyn H. Cullimore, Jr., Chief Executive Officer, and Terry M. Atkinson, CPA, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                     /s/ Kelvyn H. Cullimore, Jr.
                                   --------------------------------------------
Date: August 26, 2009              Kelvyn H. Cullimore, Jr.
                                   President and Chief Executive Officer
                                   (Principal Executive Officer)
                                   Dynatronics Corporation

                                     /s/ Terry M. Atkinson, CPA
                                   --------------------------------------------
Date: August 26, 2009              Terry M. Atkinson, CPA
                                   Chief Financial Officer
                                   (Principal Accounting and Financial Officer)
                                   Dynatronics Corporation


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. ss.1350, and are not being filed for purposes of Section
18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



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